Write down and Loss on Sale of Vessels and Discontinued Operations	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Write down and Loss on Sale of Vessels and Discontinued Operations
18.	Write down and Loss on Sale of Vessels and Discontinued Operations

In 2013, the carrying value of six of the Partnership’s 1990s-built shuttle tankers were written down to their estimated fair value using appraised values. Of these six vessels, during the third quarter of 2013, four of the shuttle tankers were written down as the result of the re-contracting of one of the vessels at lower rates than expected during the third quarter of 2013, the cancellation of a short-term contract which occurred in September 2013 and a change in expectations for the contract renewal for two of the shuttle tankers, one operating in Brazil, and the other one in the North Sea. The Partnership’s consolidated statement of income for 2013 includes a $76.8 million write-down related to these vessels of which $37.2 million relates to two shuttle tankers which the Partnership owns through a 50%-owned subsidiary. In the fourth quarter of 2013, two shuttle tankers were written down due to a cancellation of a contract renewal and expected sale of an aging vessel to their estimated fair value. One of these two vessels was also written down in 2012. The write-down amounted to $19.3 million. These two vessels are owned through a 67%-owned subsidiary.

In 2012, the carrying value of five of the Partnership’s shuttle tankers were written down to their estimated fair value. In the third quarter of 2012, a 1993-built shuttle tanker was written down to its estimated fair value due to a change in the operating plan for the vessel. In the third and fourth quarters of 2012, two shuttle tankers, which were written down in 2011, were further written down to their estimated fair value upon sale in 2012. In the fourth quarter of 2012, a 1992-built shuttle tanker, which was written down in 2010, was further written down to its estimated fair value and classified as held-for-sale at December 31, 2012. The vessel was sold in 2013. In the fourth quarter of 2012, a 1995-built shuttle tanker was written down to its estimated fair value using discounted cash flows. The write-down was caused by the combination of the age of the vessel, the requirements of trading in the North Sea and Brazil and the weak tanker market. The estimated fair value for each of the other four vessels written down in 2012 was determined using appraised values.

In 2011, the carrying value of three of the Partnership’s older shuttle tankers were written down to their estimated fair value. The write-down was caused by the combination of the age of the vessels, the requirements of trading in the North Sea and Brazil and the weak tanker market. In 2011, two of the Partnership’s FSO units, were written down to their estimated fair value. The Karratha Spirit was sold and the Navion Saga was written down due to escalating dry-dock costs and increased operating costs. The estimated fair value of the Navion Saga was determined using discounted cash flows. The estimated fair value for each of the other four vessels written down in 2011 was determined using appraised values.

The operations of the Scotia Spirit, the Hamane Spirit, the Torben Spirit, the Luzon Spirit, the Leyte Spirit, the Poul Spirit and the Gotland Spirit prior to being considered discontinued operations, were reported within the conventional tanker segment. In 2011, the carrying value of five of the Partnership’s conventional crude oil tankers were written down to their estimated fair value. In 2011, the charter contract of the Scotia Spirit was terminated and the vessel was sold. Prior to the sale, the vessel was classified as held-for-sale. The Hamane Spirit, the Torben Spirit, the Luzon Spirit and the Leyte Spirit, vessels were sold in the second quarter of 2012, the fourth quarter of 2012, the fourth quarter of 2012, and the first quarter of 2013, respectively. The Poul Spirit was written down to its estimated fair value in the first quarter of 2013 and further written down upon sale in the second quarter of 2013. The Gotland Spirit was written down to its estimated fair value in the second quarter of 2013 and a gain was recognized upon its sale in the third quarter of 2013.

In the second quarter and first quarter of 2013 and the second quarter of 2012, the Partnership terminated the long-term time-charter-out contracts employed by the Gotland Spirit, the Poul Spirit, and the Hamane Spirit, respectively, with a subsidiary of Teekay Corporation. The Partnership received early termination fees from Teekay Corporation of $4.5 million, $6.8 million and $14.7 million in the second quarter and first quarter of 2013 and the second quarter of 2012, respectively.

The following table summarizes the net (loss) income from discontinued operations for the periods presented in the consolidated statements of income (loss):

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2013	2012	2011
	$	$	$
REVENUES	20,238	62,967	108,079

OPERATING EXPENSES
Voyage expenses	682	16,201	27,868
Vessel operating expenses	3,903	14,286	19,998
Depreciation and amortization	1,236	5,267	15,980
General and administrative	479	1,178	613
Write down and loss on sale of vessels	18,465	7,675	54,069

Total operating expenses	24,765	44,607	118,528

(Loss) income from vessel operations	(4,527)	18,360	(10,449)

OTHER ITEMS
Interest expense	(110)	(822)	(968)
Foreign currency exchange (loss) gain	(4)	2	—
Other (expense) income - net	(1)	28	(78)

Total other items	(115)	(792)	(1,046)

Net (loss) income from discontinued operations	(4,642)	17,568	(11,495)